UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report	December 15, 2005
Date of Earliest Event Reported:	December 12 , 2005

Dresser-Rand Group Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paul Clark Drive, Olean, New York		14760

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (716) 375-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 8.01 OTHER EVENTS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01		REGULATION FD DISCLOSURE

On December 15, 2005, Bradford W. Dickson, the Company’s Executive Vice President, New Equipment Worldwide, was a featured speaker at the Morgan Stanley Energy Conference in Houston, Texas.  A PowerPoint slide presentation used by Mr. Dickson and the text of his prepared remarks for this conference are attached as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 8.01		OTHER EVENTS

On December 12, 2005, Dresser-Rand Group Inc. (the “Company”) determined that Kenneth W. Moore would continue to serve as a member of the Audit Committee of the Board of Directors of the Company.  The Audit Committee will now have five members, the majority of which are independent.

Item 9.01		FINANCIAL STATEMENTS AND EXHIBITS

	(d)	Exhibits
99.1 PowerPoint Presentation for Morgan Stanley Energy Conference
99.2 Prepared Remarks of Bradford W. Dickson for Morgan Stanley Energy Conference

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC
(Registrant)

Date: December 15, 2005	By:	/s/ Randy D. Rinicella

Randy D. Rinicella
Vice President, General Counsel and Secretary

DRESSER-RAND GROUP INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter

99.1	PowerPoint Slide Presentation for Morgan Stanley Energy Conference
99.2	Prepared Remarks of Bradford W. Dickson for Morgan Stanley Energy Conference